UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 _______________________________

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 _______________________________

Date of Report (Date of earliest event reported): November 21, 2006

SAN JOAQUIN BANCORP (Exact name of registrant as specified in charter)

California	000-52165	20-5002515

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

____1000 Truxtun Avenue, Bakersfield, California 93301 ____

(Address of Principal Executive Offices) (Zip Code)

661-281-0360 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 21, 2006, the Board of Directors of San Joaquin Bancorp (the “Company”), by resolution, amended its Bylaws.

The following clause replaces the first paragraph of Section 4.1 of the Bylaws of San Joaquin Bancorp:

4.1 Committees of Directors. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board of directors may also approve committee charters (and amendments thereto) with provisions that are consistent with or required by law or the applicable rules of any exchange upon which the Company is listed. The chairman of the board may, in his discretion, recommend any member (including alternate members) of the board of directors to serve on board committees; provided, however, that any such recommendations are consistent with the implementing resolutions or the committee charter adopted or approved by the board. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized directors. Unless the board of directors shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committees may be scheduled in advance or called at any time by the board of directors, the chairman of the board or any two members of the committee thereof; otherwise the provisions of these bylaws and the charter, if any, with respect to notice and conduct of meetings of the board shall govern. Any committee, to the extent provided in the resolution of the board or any charter approved by the board, shall have all of the authority of the board, except with respect to: [Remaining portions of this section are unchanged].

The following is the previous provision in the first paragraph of Section 4.1 of the Bylaws of San Joaquin Bancorp that is amended:

4.1 Committees of Directors. The Chairman of the Board shall recommend to the Board of Directors one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board of Directors. The Chairman of the Board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the Board of Directors, shall have all the authority of the Board of Directors, except with respect to:

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN JOAQUIN BANCORP

Date: November 27, 2006

By: /S/ Stephen M. Annis